Exhibit 10.16

Execution Version

AMENDMENT NO. 1 TO SECOND LIEN CREDIT AGREEMENT

AND AMENDMENT NO. 1 TO THE EFFECTIVE DATE JUNIOR

LIEN INTERCREDITOR AGREEMENT

This FIRST AMENDMENT (this “First Amendment”), dated as of December 22, 2021, is made by and among Hornbeck Offshore Services, Inc., a Delaware corporation (“HOSI” or the “Parent Borrower”); Hornbeck Offshore Services, LLC, a Delaware limited liability company (“HOS” or the “Co-Borrower”); and the Parent Borrower together with the Co-Borrower, collectively, the “Borrowers” and each, a “Borrower”; each of the Lenders party hereto; Wilmington Trust, National Association as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”); and Wilmington Trust, National Association, as collateral agent for the Lenders (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and as Debt Representative (as defined in the Effective Date Junior Lien Intercreditor Agreement). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Second Lien Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Parent Borrower, the Co-Borrower, the lenders party thereto from time to time, the Administrative Agent and the Collateral Agent are party to that certain Second Lien Term Loan Credit Agreement, dated as of September 4, 2020, and as amended, restated, supplemented, waived or otherwise modified from time to time prior to the First Amendment Effective Date referred to below, the “Existing Second Lien Credit Agreement” and, as amended by this First Amendment, the “Amended Second Lien Credit Agreement”);

WHEREAS, the Parent Borrower, the Co-Borrower, the Administrative Agent and the Lenders party hereto (which for the avoidance of doubt constitute Required Lenders) desire to make certain changes to the Existing Second Lien Credit Agreement and the Effective Date Junior Lien Intercreditor Agreement on the First Amendment Effective Date, in each case on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration`n, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendment to Credit Agreement.

(A)	Clause (g) of Section 12.04 of the Existing Second Lien Credit Agreement is hereby amended and restated in its entirety as follows:

“(g) Notwithstanding anything in this Agreement to the contrary, any Lender may, at any time, assign (which such assignment may take the form of a transfer or contribution) all or a portion of its Loans on a non-pro rata basis to the Borrowers (A) in accordance with the procedures set forth on Exhibit L, pursuant to an offer made by the Borrowers available to all Lenders on a pro rata basis (a “Dutch Auction”) or (B) pursuant to open market purchases, subject to the following limitations:

(i)

in the event of a Dutch Auction, the Borrowers shall represent and warrant, as of the date of the launch of the Dutch Auction and on the date of any such assignment, that neither it, its Affiliates nor any of its respective directors or officers has any Excluded Information that has not been disclosed to the Lenders generally (other than to the extent any such Lender does not wish to receive material non-public information with respect to the Parent Borrower or its Subsidiaries or any of their respective securities) prior to such date;

(ii)

in the event of an open market purchase, the Borrowers shall represent and warrant, as of the date of the launch of such open market purchase and on the date of any such assignment, that neither it, its Affiliates nor any of its respective directors or officers has any Excluded Information that has not been disclosed to the applicable Lenders (other than to the extent any such Lender does not wish to receive material non-public information with respect to the Parent Borrower or its Subsidiaries or any of their respective securities) prior to such date;

(iii)

immediately and automatically, without any further action on the part of the Borrowers, any Lender, the Administrative Agent or any other Person, upon the effectiveness of such assignment, transfer or contribution of such Loans, such Loans and all rights and obligations as a Lender related thereto shall, for all purposes under this Agreement, the other Loan Documents and otherwise, be deemed to be irrevocably prepaid, terminated, extinguished, cancelled and of no further force and effect and the Borrowers shall neither obtain nor have any rights as a Lender hereunder or under the other Loan Documents by virtue of such assignment;

(iv)	the Borrowers shall not use the proceeds of any Loans for any such assignment, transfer or contribution; and

(v)	no Event of Default shall have occurred and be continuing before or immediately after giving effect to such assignment, transfer or contribution.”; and

(B)	The Effective Date Junior Lien Intercreditor Agreement is hereby amended by:

(i)

deleting the definition of “Initial First Lien Obligations” and replacing it with the following (which for the avoidance of doubt will be deemed to satisfy any applicable requirement under Section 5.5 of Effective Date Junior Lien Intercreditor Agreement):

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”Initial First Lien Obligations” means the “Indebtedness” as defined in the Initial First Lien Financing Documents and all other obligations of the Company and the Grantors from time to time arising under the Initial First Lien Financing Documents under or in respect of the due and punctual payment of (a) the principal of and premium if any, and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) under the Initial First Lien Term Loan Agreement, when and as due, whether at maturity, by acceleration, upon repayment, prepayment or otherwise, and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), of the Company or any other Grantor under the Initial First Lien Term Loan Agreement owing to the Initial First Lien Secured Parties (in their capacity as such), including, without limitation, the 2021 Loans (as defined in the Initial First Lien Term Loan Agreement). Following a Refinancing in respect of the Initial First Lien Term Loan Agreement made in accordance with Section 5.5, all obligations (including but not limited to Refinancing Indebtedness) arising under or evidenced by the related Additional First Lien Financing Documents shall constitute “First Lien Obligations” for all purposes of this Agreement to the extent that such obligations would have constituted Initial First Lien Obligations if incurred under the Initial First Lien Financing Documents.”; and deleting the definition of “Initial First Lien Term Loan Agreement” and replacing it with the following:

”Initial First Lien Term Loan Agreement” means that certain First Lien Term Loan Credit Agreement, dated as of September 4, 2020, among the Company, the Co-Borrower, the Initial First Lien Lenders, the Initial First Lien Administrative Agent and the Initial First Lien Collateral Agent, as amended by Amendment No. 1 to First Lien Credit Agreement and Amendment No. 1 to the Effective Date Junior Lien Intercreditor Agreement among the Company, the Co-Borrower, the Initial First Lien Lenders party thereto, the Initial First Lien Administrative Agent and the Initial First Lien Collateral Agent.”

SECTION 2. Representations of the Borrowers. Each Borrower hereby represents and warrants to the other parties hereto as of the First Amendment Effective Date that:

(a) the execution, delivery and performance by it of this First Amendment (x) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including members, partners or shareholders of the Borrowers, the Guarantors or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this First Amendment or the consummation of the transactions contemplated hereby, except such as have been obtained or made and are in full force and effect other than the recording and filing of the Security Instruments as required by this First Amendment and (y) does not violate (i) any applicable law or regulation, (ii) the Organizational Documents of the Borrowers, the Guarantors or any Restricted Subsidiary of the Parent Borrower or (iii) any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument evidencing Material Debt binding upon the Borrowers or any Restricted Subsidiary of the Parent Borrower or their Properties, or give rise to a right thereunder to require any material payment to be made by the Borrowers or such Restricted Subsidiary of the Parent Borrower and (d) will not result in the creation or imposition of any Lien on any Property of the Borrowers or any Restricted Subsidiary of the Parent Borrower (other than the Liens created by the Loan Documents);

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(b) it has all requisite corporate or limited liability company power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary, to enter into this First Amendment and the execution, delivery and performance by it of this First Amendment, has been duly authorized by all necessary organizational action by it;

(c) each Borrower has duly executed and delivered this First Amendment, and this First Amendment, the Amended Second Lien Credit Agreement and each other Loan Document to which it is a party constitutes the legally valid and binding obligations of it, enforceable against it in accordance with its terms, subject to applicable Bankruptcy Law, laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(d) each of the representations and warranties set forth in the Amended Second Lien Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date); provided, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

SECTION 3. Conditions of Effectiveness. The effectiveness of this First Amendment on the First Amendment Effective Date is subject to the satisfaction (or waiver in accordance with Section 12.02(a) of the Existing Second Lien Credit Agreement) of the following conditions:

(a) the Administrative Agent (or its counsel) shall have received (i) from Lenders constituting Required Lenders and (ii) from the Borrowers, either (x) a counterpart of this First Amendment signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this First Amendment by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this First Amendment (the date of such satisfaction or waiver, the “First Amendment Effective Date”); and

(b) the Administrative Agent and the Lenders shall have received all fees payable thereto or to any Lender on or prior to the First Amendment Effective Date and, to the extent invoiced at least one Business Day prior to the First Amendment Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Paul, Weiss, Rifkind, Wharton & Garrison, Seward & Kissel, Creel, García-Cuéllar, Aiza y Enriquez, S.C. and Pinheiro Neto Advogados) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document on or prior to the First Amendment Effective Date.

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SECTION 4. Reference to and Effect on the Loan Documents.

(a) On and after the First Amendment Effective Date, each reference in the Amended Second Lien Credit Agreement to “hereunder”, “hereof”, “Agreement”, “this First Amendment” or words of like import and each reference in the other Loan Documents to “Credit Agreement”, “Second Lien Credit Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Second Lien Credit Agreement as amended on the First Amendment Effective Date. From and after the First Amendment Effective Date, this First Amendment shall be a Loan Document under the Amended Second Lien Credit Agreement.

(b) The Security Instruments and each other Loan Document, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and the respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Security Instruments, notwithstanding the consummation of the transactions contemplated hereby, shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Amended Second Lien Credit Agreement. Without limiting the generality of the foregoing, the Security Instruments and all of the Collateral described therein do and shall continue to secure the payment of all Indebtedness of the Loan Parties under the Loan Documents, in each case, as amended by this First Amendment.

(c) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Execution in Counterparts; Electronic Signature. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this First Amendment shall be effective as delivery of an original executed counterpart of this First Amendment, and the words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this First Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Lenders party hereto or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 6. Amendments; Headings; Severability. This First Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrowers or Administrative Agent and the Lenders party hereto. The Section headings used herein are for convenience of reference only, are not part of this First Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this First Amendment. Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good- faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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SECTION 7. Governing Law; Etc.

(a) THIS FIRST AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS FIRST AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 12.09 OF THE AMENDED SECOND LIEN CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS.

SECTION 8. No Novation. This First Amendment shall not discharge or release the Lien or priority of any Security Instrument or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the instruments securing the Existing Second Lien Credit Agreement or the Amended Second Lien Credit Agreement, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this First Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a guarantor or pledgor under any of the Loan Documents.

SECTION 9. Notices. All notices hereunder shall be given in accordance with the provisions of Section 12.01 of the Amended Second Lien Credit Agreement.

[Signature Pages Follow]

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Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PARENT BORROWER:

HORNBECK OFFSHORE SERVICES, INC.

By:	/s/ James O. Harp, Jr.
	Name:	James O. Harp, Jr.
	Title:	Executive Vice President and
Chief Financial Officer

CO-BORROWER:

HORNBECK OFFSHORE SERVICES, LLC

By:	/s/ James O. Harp, Jr.
	Name:	James O. Harp, Jr.
	Title:	Executive Vice President and
Chief Financial Officer

[HOS – 2L First Amendment (2021)]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent and Debt Representative

By:	/s/ Nelson Kercado
Name: Nelson Kercado
Title: Vice President

[HOS – 2L First Amendment (2021)]

REQUIRED LENDERS:

ASOF HOLDINGS I, L.P., as a Lender

By:	ASOF Investment Management LLC,
its manager

	By:	/s/ Aaron Rosen
	Name:	Aaron Rosen
	Title:	Authorized Signatory

ASSF IV AIV B, L.P., as a Lender

By	ASSF Management IV, L.P.,
its general partner

By:	ASSF Management IV GP LLC,
its general partner

	By:	/s/ Aaron Rosen
Name: Aaron Rosen
Title: Authorized Signatory

[HOS – 2L First Amendment (2021)]

HIGHBRIDGE TACTICAL CREDIT
MASTER FUND, L.P., as a Lender

By:	Highbridge Capital Management, LLC,
as Trading Manager

	By:	/s/ Jonathan Segal
		Name:	Jonathan Segal
		Title:	Managing Director,
Co-Chief Investment Officer

HIGHBRIDGE SCF SPECIAL SITUATIONS SPV, L.P., as a Lender

By:	Highbridge Capital Management, LLC,
as Trading Manager

	By:	/s/ Jonathan Segal
		Name:	Jonathan Segal
		Title:	Managing Director,
Co-Chief Investment Officer

[HOS – 2L First Amendment (2021)]

WHITEBOX CAJA BLANCA FUND, LP,
as a Lender

By:	Whitebox Caja Blanca GP LP,
its general manager

By:	Whitebox Advisors LLC,
its investment manager

	By:	/s/ Daniel Altabef
	Name:	Daniel Altabef
	Title:	Deputy CCO & Legal Counsel

WHITEBOX CREDIT PARTNERS, LP,
as a Lender

By:	Whitebox Advisors LLC,
its investment manager

	By:	/s/ Daniel Altabef
	Name:	Daniel Altabef
	Title:	Deputy CCO & Legal Counsel

WHITEBOX GT FUND, LP,
as a Lender

By:	Whitebox Advisors LLC,
its investment manager

	By:	/s/ Daniel Altabef
	Name:	Daniel Altabef
	Title	Deputy CCO & Legal Counsel

[HOS – 2L First Amendment (2021)]

WHITEBOX MULTI-STRATEGY PARTNERS, LP, as a Lender

By:	Whitebox Advisors LLC,
its investment manager

	By:	/s/ Daniel Altabef
	Name:	Daniel Altabef
	Title:	Deputy CCO & Legal Counsel

WHITEBOX RELATIVE VALUE PARTNERS, LP, as a Lender

By:	Whitebox Advisors LLC,
its investment manager

	By:	/s/ Daniel Altabef
	Name:	Daniel Altabef
	Title:	Deputy CCO & Legal Counsel

PANDORA SELECT PARTNERS, LP,
as a Lender

By:	Whitebox Advisors LLC,
its investment manager

	By:	/s/ Daniel Altabef
	Name:	Daniel Altabef
	Title	Deputy CCO & Legal Counsel

[HOS – 2L First Amendment (2021)]